UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Agreement Waiver

On January 26, 2010, Cedar Fair, L.P. (“Cedar Fair”) and certain of Cedar Fair’s subsidiaries entered into a credit agreement waiver (the “Waiver”) relating to the Amended and Restated Credit Agreement dated as of February 15, 2007, among Cedar Fair and Canada’s Wonderland Company (successor by amalgamation to 3147010 Nova Scotia Company), as borrowers, the several banks and other financial institutions or entities from time to time parties thereto as lenders (the “Lenders”), KeyBank National Association, as administrative agent, and the other parties thereto (as amended, the “Credit Agreement”).

Pursuant to the Waiver: (i) the Required Lenders (as defined in the Credit Agreement) waived any default or event of default under Section 9(k) of the Credit Agreement that may occur by virtue of obtaining the vote of Cedar Fair’s unitholders that is required in order to adopt the Agreement and Plan of Merger, dated as of December 16, 2009, among Cedar Fair, Cedar Holdco Ltd (formerly known as Siddur Holdings, Ltd.), Cedar Merger Sub LLC (formerly known as Siddur Merger Sub, LLC) (“Merger Sub”), and Cedar Fair Management, Inc., pursuant to which, among other things, Merger Sub will merge (the “Merger”), effective as of the Effective Time (as defined in the Merger Agreement), with and into Cedar Fair, with Cedar Fair surviving as a wholly-owned subsidiary of Cedar Holdco Ltd, and (ii) the Required Lenders and each U.S. Term B Lender and each Canadian Term B Lender (each as defined in the Credit Agreement) that is a party to, or has consented to, the Waiver waived any payment under Section 4.16 of the Credit Agreement that would otherwise be payable to each U.S. Term B Lender and each Canadian Term B Lender in connection with the contemplated repayment of all amounts outstanding under the Credit Agreement and termination of all commitments thereunder on the date of the Merger.

The foregoing description of the terms of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver, which is filed as Exhibit 10.1 to this current report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Credit Agreement Waiver to the Amended and Restated Credit Agreement, dated as of February 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.

By	Cedar Fair Management, Inc., its General Partner

By:	/s/ RICHARD L. KINZEL
Richard L. Kinzel Chairman, President and Chief Executive Officer

Date: January 28, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement Waiver to the Amended and Restated Credit Agreement, dated as of February 15, 2007

4